UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2018 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise VIP MLP & Pipeline Portfolio: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Additional Information	19

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio Class II Shares (TVPTX) Inception: 4/2014	North American pipeline companies	$7.4

1 As of 6/30/2018
2 As of 5/31/2018

2	Tortoise

2018 Semi-Annual Report | May 31, 2018

Dear shareholder,

The broad energy sector had a strong recovery, particularly during the second half of the period with the S&P Energy Select Sector® Index, returning 11.5% during the six-month period ending May 31, 2018. We believe that energy fundamentals remained intact throughout the volatility, while technicals drove market sentiment. In our view, the missing piece of the puzzle for a sustained recovery has been an increase in fund flows and institutional investment into the energy sector. These catalysts have started making an impact and we believe it bodes well for the energy sector, which was the top performing sector in the S&P 500 during the second half of the period.

Upstream

With improving commodity prices, performance of upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM, returned a strong 13.4% for the first half of the fiscal year.

Crude oil prices hit another milestone during the period, with West Texas Intermediate (WTI) crossing $70 per barrel in early May. Oil prices opened the fiscal year at $57.40 per barrel, peaked at $72.24 on May 21, 2018 and dipped back to below $70 ending the period at $67.04. Increased geopolitical risk partly drove performance as Venezuelan production continued to decline and sanctions likely result in reduced Iranian production later this year. Further, OPEC agreed to modestly increase supply to account for declines, though agreed upon levels remained below the previously agreed upon quota.

Yet not all crude oil prices are the same. During the second quarter, the average price per barrel of oil sold in Midland, TX, the heart of the Permian basin, was approximately $8 cheaper than a barrel of oil sold in Cushing, OK, the WTI pricing hub. For context, during the first quarter of 2018, the differential was just $0.37, according to Bloomberg. We believe the differential widened due to the lack of infrastructure to transport the increasing supply of oil produced in the Permian. We expect the trend to continue, and may widen even further until new pipeline infrastructure is expected to become operational in late 2019. The spread between WTI and Brent also grew to its widest levels since 2014, with rising U.S. production and reduced supply from foreign producers, in particular Venezuela and Iran, as previously mentioned.

U.S. crude oil production is expected to average 10.8 million barrels per day (MMbbl/d)1 in 2018, as estimates continue to increase1. Though specifically from the Permian basin, we expect a temporary slowdown in production growth to allow infrastructure to catch up with the prolific supply. Due to increased domestic production, total net imports of crude oil and petroleum product are expected to fall from an annual average of 3.7 million b/d in 2017 to an average of 2.5 million b/d in 2018 and fall further to 1.6 million b/d in 2019, which if achieved would be the lowest level since 19591.

Natural gas prices were volatile at the beginning of the calendar year, particularly as the Northeast experienced a “bomb cyclone” that brought exceptionally cold weather in January. The high demand for natural gas in the region drove prices sharply higher, even as liquefied natural gas (LNG) was brought in from Russia to help fill demand. Prices stabilized during the second half of the period, though prices were inconsistent throughout the country. The Northeast saw higher prices with additional takeaway capacity coming out of the Marcellus. In the Permian, pressure continued to mount with the additional associated natural gas production leading to significant basis differentials. Natural gas prices opened the fiscal year at $3.06 per million British thermal units (MMBtu), quickly peaked at $6.24 on January 2, 2018, then hit the low for the period at $2.52 on February 15, 2018 and ultimately ended the period at $2.89.

Natural gas production is expected to average 79.5 billion cubic feet per day (bcf/d) in 2018 and 85.5 bcf/d in 20192. Growing U.S. production supports more exports of liquefied natural gas (LNG) as exports are forecast to increase by nearly 60% from 2017-2018 and another 70% from 2018-20191 with existing facilities ramping and new facilities expected to come on-line.

Midstream

The midstream energy market stabilized in the second half of the period following greater clarity on those companies most impacted by the Federal Energy Regulatory Commission (FERC) income tax allowance ruling in March. Midstream companies continued to simplify their structure by eliminating incentive distribution rights (IDRs) and through M&A activity. We think the proliferation of IDR elimination will continue, which will be beneficial in the long term, in our view. We continue to have high conviction for the MLP model due to its value of not having entity level tax exposure.

It is notable that on July 18, the FERC issued its final notice of proposed rule-making related to the treatment of income taxes for natural gas cost of service pipelines and it included a few changes from the March ruling. We think the final notice provides clarifications and believe changes will positively impact MLPs that operate cost of service pipelines.

As part of the evolution of midstream energy, many companies have continued to strengthen their balance sheets. In addition, increased U.S. production translated to strong midstream cash flow growth, improving distribution coverage and leverage ratios. Higher distribution coverage is expected over the next several years as a result of operating leverage driven by volume growth, new projects coming online and slowed distribution growth by some companies. With higher coverage, companies are expected to direct an increasing amount of internal cash flow to funding capital expenditures. Companies are also expected to benefit from balance sheet capacity as leverage is projected to decline over the next three years. We believe higher distribution coverage and lower leverage results in greater distribution sustainability.

Pipeline companies, as measured by the Tortoise North American Pipeline IndexSM, returned 2.9% during the period. MLPs, as represented by the Tortoise MLP Index®, returned 4.7% for the same period. Our outlook for capital investments is approximately $120 billion for 2018 to 2020 in MLPs, pipelines and related organic projects. We believe these projects are critical to relieve takeaway

(unaudited)

Tortoise	3

capacity constraints, particularly in the aforementioned Permian basin where additional infrastructure is needed to reach its full production capabilities.

Downstream

The International Maritime Organization requires a reduction in marine fuel sulphur in 2020, otherwise known as IMO 2020. This regulation is expected to significantly reduce greenhouse gas emissions. Approximately 3 MMbbl/d of high sulphur fuel oil will be displaced by low sulphur fuel oil. Given the increased demand, low sulphur fuel oil prices are forecasted to rise. In addition, other light refined products like gasoline, may experience higher prices as well due to greater demand for cleaner products. U.S. refiners stand to profit from this development, along with benefitting from the aforementioned price differential between WTI and Midland priced crude oil.

As a result of coal to natural gas switching, the share of U.S. total utility-scale electricity generation from natural gas-fired power plants is expected to rise by 2% in 2018 and coal production is expected to decline by 2% in 2018 as domestic coal consumption is expected to decline by 5% and exports are anticipated to decline by 4% in 20181.

Capital markets

Capital markets activity slowed as the period progressed with MLPs and other pipeline companies raising approximately $57 billion in total capital, with the majority of the issuance in debt. There were no initial public offerings (IPOs) during the period. We believe that many companies have continued to embrace the self-funding model for growth projects in lieu of accessing the capital markets.

Merger and acquisition activity among MLPs and other pipeline companies was steady through the period with more than $41 billion in activity announced. MPLX LP announced the largest transaction of the first half of the fiscal year with a buyout of the parent company’s incentive distribution rights (IDRs) for more than $10 billion.

Concluding thoughts

As we transition into the second half of 2018, we see tremendous opportunity unfolding across the energy sector with crude oil supply tightening in the face of strong demand, and the U.S. in an enviable position to become the incremental supplier of natural gas to the world. In our view, the fundamental health of midstream companies continues to only strengthen, valuations are near multi-year lows and wide natural gas and crude oil price locational differentials provide clear demand for more infrastructure. We think midstream energy is well positioned for years to come.

Sincerely,

The Tortoise energy team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2018
2 Bentek, June 2018

(unaudited)

4	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.50%

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through March 31, 2019. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding this expense limit.

Top ten holdings (as of May 31, 2018)

1.	ONEOK, Inc.	8.6%
2.	The Williams Companies, Inc.	8.5%
3.	Cheniere Energy, Inc.	7.9%
4.	TransCanada Corporation	7.9%
5.	Kinder Morgan, Inc.	7.7%
6.	Targa Resources Corp.	5.6%
7.	Enbridge Inc.	4.9%
8.	Pembina Pipeline Corporation	4.9%
9.	Plains GP Holdings, L.P.	4.7%
10.	Inter Pipeline Ltd.	3.5%

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●

Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).
●

History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.
●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.
●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
●

Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through May 31, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through May 31, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids (NGL) pipeline company	NGL volume growth benefitting integrated pipeline network and leading to new projects
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids (NGL) pipeline company	Benefited from final investment decision (FID) for additional liquefied natural gas (LNG) train and strong global LNG demand
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian basin
Targa Resources Corp	Midstream gathering and processing company	Permian basin wet gas volume growth
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids (NGL) pipeline MLP	Delivered steady cash flow and healthy project backlog

Bottom five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids (NGL) pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
Enbridge Inc.	Midstream crude oil pipeline company	High leverage leading to need for divestitures and regulation uncertainty on pipeline project
The Williams Companies, Inc.	Midstream gathering and processing company	Simplification uncertainty
Shell Midstream Partners LP	Midstream crude oil pipeline MLP	Dropdown timing uncertainty
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Concerns about ability to execute propane dehydrogenation (PDH) project

Total returns (as of May 31, 2018)

Ticker	Class	6 months	1 year	3 years	Since inception(1)	Gross expense ratio
TVPTX	Class II	5.89%	3.06%	-3.98%	-3.06%	3.78%
S&P 500® Index(2)		3.16%	14.38%	10.97%	11.57%	—
TNAPT(3)		2.94%	3.78%	0.21%	0.98%	—

(1)	Reflects period from fund inception on April 30, 2014 through May 31, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise

2018 Semi-Annual Report | May 31, 2018

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise	7

Expense example

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2017 – May 31, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2017 to
	(12/01/2017)	(05/31/2018)	05/31/2018)
Class II Actual(2)	$1,000.00	$1,058.90	$7.70
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.45	$7.54
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2018 of 5.89%.

(unaudited)

8	Tortoise

2018 Semi-Annual Report | May 31, 2018

Schedule of Investments (unaudited)
May 31, 2018

	Shares	Fair Value
Common Stock — 74.8%(1)

Canadian Crude Oil Pipelines — 13.1%(1)
Enbridge Inc.	10,738	$333,630
Inter Pipeline Ltd.	12,740	240,631
Pembina Pipeline Corporation	9,633	335,067
		909,328

Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.7%(1)
Keyera Corp.	6,885	193,020
TransCanada Corporation	13,034	545,212
		738,232

United States Crude Oil Pipelines — 6.6%(1)
Plains GP Holdings, L.P.	13,172	323,636
SemGroup Corp.	5,295	133,964
		457,600

United States Local Distribution Company — 1.0%(1)
NiSource Inc.	2,662	67,349

United States Natural Gas Gathering/Processing — 17.5%(1)
Antero Midstream GP LP	5,541	106,664
EnLink Midstream, LLC	7,572	132,510
Targa Resources Corp.	7,916	384,955
The Williams Companies, Inc.	21,871	587,455
		1,211,584

United States Natural Gas/Natural Gas Liquids Pipelines — 25.9%(1)
Cheniere Energy, Inc.(2)	8,129	541,554
Kinder Morgan, Inc.	31,780	530,090
National Fuel Gas Company	625	32,900
ONEOK, Inc.	8,656	589,993
Tallgrass Energy GP, LP	4,757	102,323
		1,796,860
Total Common Stock
(Cost $5,097,726)		5,180,953

Master Limited Partnerships — 24.5%(1)

United States Crude Oil Pipelines — 4.0%(1)
Andeavor Logistics LP	1,898	81,424
BP Midstream Partners LP	1,619	34,598
Shell Midstream Partners, L.P.	7,391	165,485
		281,507

United States Natural Gas Gathering/Processing — 4.4%(1)
Antero Midstream Partners LP	1,210	36,602
Noble Midstream Partners LP	733	37,801
Rice Midstream Partners LP	3,912	72,255
Western Gas Equity Partners, LP	406	14,900
Western Gas Partners, LP	2,399	123,956
Williams Partners L.P.	444	17,671
		303,185

United States Natural Gas/Natural Gas Liquids Pipelines — 7.5%(1)
Energy Transfer Equity, L.P.	9,306	160,808
Energy Transfer Partners, L.P.	5,294	100,533
Enterprise Products Partners L.P.	4,860	140,454
EQT GP Holdings LP	688	17,049
EQT Midstream Partners LP	957	53,429
Spectra Energy Partners, LP	443	13,352
Tallgrass Energy Partners, LP	751	32,796
		518,421

United States Refined Product Pipelines — 8.6%(1)
Buckeye Partners, L.P.	1,385	49,929
Holly Energy Partners LP	2,202	64,695
Magellan Midstream Partners, L.P.	2,196	153,500
MPLX LP	3,769	135,345
Phillips 66 Partners LP	2,711	141,786
Valero Energy Partners LP	1,208	49,516
		594,771
Total Master Limited Partnerships
(Cost $1,650,077)		1,697,884

Short-Term Investment — 1.9%(1)

United States Investment Company — 1.9%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.64%(3)
(Cost $132,094)	132,094	132,094

Total Investments — 101.2%(1)
(Cost $6,879,897)		7,010,931
Liabilities in Excess of Other Assets, Net — (1.2)%(1)		(85,253)
Total Net Assets — 100.0%(1)		$6,925,678

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2018.

See accompanying Notes to Financial Statements.

Tortoise	9

Statement of Assets & Liabilities (unaudited)
May 31, 2018

Assets:
Investments, at fair value (cost $6,879,897)	$7,010,931
Dividends & interest receivable	7,426
Receivable for Adviser expense reimbursement	13,203
Prepaid expenses	880
Total assets	7,032,440
Liabilities:
Payable to Adviser	4,799
Payable for investment securities purchased	42,528
Payable for capital shares redeemed	197
Payable for fund administration & accounting fees	9,673
Payable for compliance fees	1,649
Payable for custody fees	2,636
Payable for transfer agent fees & expenses	2,562
Payable for audit & tax fees	30,231
Accrued expenses	5,110
Accrued distribution & shareholder service fees	7,377
Total liabilities	106,762
Net Assets	$6,925,678
Net Assets Consist of:
Capital Stock	$7,189,044
Undistributed net investment income	146,663
Accumulated net realized loss on investments	(540,968)
Net unrealized appreciation of investments and translations of foreign currency	130,939
Net Assets	$6,925,678

Class II
Net Assets	$6,925,678
Shares issued and outstanding(1)	819,266
Net asset value, redemption price and offering price per share	$8.45

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

10	Tortoise

2018 Semi-Annual Report | May 31, 2018

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2018

Investment Income:
Dividends and distributions from common stock	$114,201
Distributions from master limited partnerships	57,337
Less: return of capital on distributions	(90,072)
Less: foreign taxes withheld	(6,274)
Net dividends and distributions from investments	75,192
Dividends from money market mutual funds	685
Total investment income	75,877
Expenses:
Fund administration & accounting fees (See Note 5)	33,147
Advisory fees (See Note 5)	28,118
Audit & tax fees	21,031
Distribution and shareholder service fees — Class II (See Note 6)	13,232
Transfer agent fees & expenses (See Note 5)	7,733
Custody fees (See Note 5)	5,385
Compliance fees (See Note 5)	4,898
Trustee fees (See Note 5)	4,170
Shareholder communication fees	3,543
Other	3,175
Legal fees	3,106
Total expenses before waiver/reimbursement	127,538
Less: expense waiver/reimbursement by Adviser	(77,918)
Net expenses	49,620
Net Investment Income	26,257
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(51,322)
Net change in unrealized appreciation of investments and translations of foreign currency	389,716
Net Realized and Unrealized Gain on Investments and Translations of Foreign Currency	338,394
Net Increase in Net Assets Resulting from Operations	$364,651

See accompanying Notes to Financial Statements.

Tortoise	11

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31, 2018	November 30, 2017
	(unaudited)
Operations
Net investment income	$26,257	$44,071
Net realized gain (loss) on investments, including foreign currency gain (loss)	(51,322)	98,003
Net change in unrealized appreciation (depreciation) of investments and
translations of foreign currency	389,716	(403,037)
Net increase (decrease) in net assets resulting from operations	364,651	(260,963)
Capital Share Transactions
Class II:
Proceeds from shares sold	1,878,614	4,569,085
Proceeds from reinvestment of distributions	—	140,694
Payments for shares redeemed	(1,790,018)	(4,688,884)
Net increase in net assets resulting from capital share transactions	88,596	20,895
Distributions to Shareholders
Class II:
From net investment income	—	(141,603)
From net realized gains	—	—
Total distributions to shareholders	—	(141,603)
Total Increase (Decrease) in Net Assets	453,247	(381,671)
Net Assets
Beginning of period	6,472,431	6,854,102
End of period (including undistributed net investment income of $146,663 and $120,406, respectively)	$6,925,678	$6,472,431
Transactions in Shares
Shares sold	230,442	532,532
Shares issued to holders in reinvestment of dividends	—	18,015
Shares redeemed	(222,126)	(546,654)
Net increase	8,316	3,893

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Semi-Annual Report | May 31, 2018

Financial Highlights
Class II

					Period from
	Six Months Ended	Year Ended	Year Ended	Year Ended	April 30, 2014(1) to
	May 31, 2018	November 30, 2017	November 30, 2016	November 30, 2015	November 30, 2014
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$7.98	$8.49	$6.93	$10.29	$10.00
Investment operations:
Net investment income (loss)(3)	0.03	0.06	(0.02)	0.09	0.02
Net realized and unrealized gain (loss) on
investments and translations of
foreign currency(3)	0.44	(0.39)	1.66	(3.39)	0.27
Total from investment operations	0.47	(0.33)	1.64	(3.30)	0.29
Less distributions from:
Net investment income	—	(0.18)	(0.08)	(0.02)	—
Net realized gains	—	—	—	(0.04)	—
Total distributions	—	(0.18)	(0.08)	(0.06)	—
Net asset value, end of period	$8.45	$7.98	$8.49	$6.93	$10.29
Total Return(4)	5.89%	(3.82)%	23.67%	(32.04)%	2.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$6,926	$6,472	$6,854	$2,140	$1,424
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	3.86%	3.78%	5.70%	9.11%	23.43%
After expense waiver/reimbursement(5)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver/reimbursement(5)	(1.56)%	(1.62)%	(3.01)%	(6.18)%	(21.32)%
After expense waiver/reimbursement(5)	0.80%	0.66%	1.19%	1.43%	0.61%
Portfolio turnover rate(4)	28%	75%	170%	120%	64%

(1)	Inception date of the Fund.
(2)	For a Class II Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016, 2015 and for the period from April 30, 2014 to November 30, 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	13

Notes to Financial Statements (unaudited)
May 31, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of the Trust. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Trust has evaluated the structure, objective and activities of the Fund and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of May 31, 2018, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Fund’s non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2018, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2014 through 2017.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most

14	Tortoise

2018 Semi-Annual Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2018, the Fund did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Tortoise	15

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2018:

Description	Level 1	Level 2		Level 3		Total
Common stock	$5,180,953	$		$		$5,180,953
Master limited partnerships	1,697,884		—		—	1,697,884
Short-term investment	132,094		—		—	132,094
Total investments in securities	$7,010,931	$		$		$7,010,931

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended May 31, 2018, Phillips 66 Partners LP common units held by the Fund in the amount of $83,987 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Philips 66 Partners LP. There were no other transfers between levels for the Fund during the period ended May 31, 2018. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of the average daily net assets of the Fund’s Class II shares respectively. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June 2018 — November 2018	$82,863
December 2018 — November 2019	173,622
December 2019 — November 2020	152,879
December 2020 — May 2021	77,918

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended May 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

16	Tortoise

2018 Semi-Annual Report | May 31, 2018

Notes to Financial Statements (unaudited) (continued)

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended May 31, 2018, Class II incurred expenses of $8,270 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators that have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended May 31, 2018, Class II incurred shareholder servicing fees of $4,962 under the Agreement.

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Fund for the period ended May 31, 2018 were as follows:

	Purchases	Sales
Other	$ 2,164,354	$ 1,851,085

8. Federal Tax Information

As of November 30, 2017, the components of accumulated losses on a tax basis were as follows:

Cost of investments	$6,814,291
Gross unrealized appreciation	89,078
Gross unrealized depreciation	(627,676)
Net unrealized depreciation	(538,598)
Undistributed ordinary income	49,757
Undistributed long-term capital gain	—
Total distributable earnings	49,757
Other accumulated losses	(139,176)
Total accumulated losses	$(628,017)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments.

As of November 30, 2017, the Fund had a long-term capital loss carryforward of $137,779, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2017 tax reporting information from the individual MLPs. During the year ended November 30, 2017, the VIP MLP & Pipeline Fund utilized $25,859 of prior year loss carryover.

During the period ended May 31, 2018, the Fund paid no distributions to shareholders.

During the year ended November 30, 2017, the Fund paid the following distributions to shareholders:

Ordinary income*	$141,603
Long-term capital gains	—
Total distributions	$141,603

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Tortoise	17

Notes to Financial Statements (unaudited) (continued)

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2018, Jefferson National Life Insurance Company, for the benefit of its customers, owned 97.21% of the outstanding shares of the Fund.

10. Subsequent Events

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no additional items require recognition or disclosure.

18	Tortoise

2018 Semi-Annual Report | May 31, 2018

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the special meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on October 16, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“TCA”) regarding the Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) (the “Investment Advisory Agreement”) for an initial term of two years.

Prior to this meeting, the Trustees received and considered information from TCA, Lovell Minnick Partners LLC (“LMP”) and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the approval of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by TCA with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by TCA; (3) costs of the services provided by TCA and the profits realized by TCA from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TCA and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for the Fund separately and independently.

Based upon the information provided to the Board, including at a presentation by representatives of TCA, a presentation by representatives of LMP, a control person of TCA, and the Support Materials, the Board concluded that the overall arrangements between the Trust and TCA set forth in the Investment Advisory Agreement, as it relates to the Fund, are fair and reasonable in light of the services that TCA will perform, investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TCA would provide under the Investment Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that TCA effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered TCA’s strong capitalization, its significant amount of assets under management, and the resources that would be available to it through its affiliation with LMP. The Trustees considered the specialized investment strategies that TCA uses to manage the Fund, TCA’s experience in implementing similar strategies for other registered funds, and the significant investment experience of TCA and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that TCA would provide to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of TCA. In assessing the quality of the portfolio management delivered by TCA, the Trustees reviewed the short-term and longer-term performance of the Fund under the prior investment advisory agreement between the Trust and TCA, on both an absolute basis and in comparison to an appropriate securities benchmark index, the Fund’s respective peer funds according to Morningstar classifications, and the Fund’s respective composite of separate accounts that TCA manages utilizing similar investment strategies as that of the Fund. While the Trustees considered both short-term and longer-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted that the Fund’s broad-based securities benchmark does not resemble the Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector.

●	Tortoise VIP MLP & Pipeline Portfolio. The Trustees noted that the Fund had outperformed the median and average of its Morningstar peer group for the year-to-date, one-year and three-year periods ended September 30, 2017. The Trustees further noted that the Fund was in the fifteenth percentile of its peer group for the year-to-date period ended September 30, 2017. The Trustees further noted the Fund had underperformed its benchmark S&P 500 Index and secondary Tortoise North American Pipeline Index for the year-to-date, one-year and three-year periods ended September 30, 2017. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by TCA over relevant time periods.

Tortoise	19

Additional Information (unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that the Fund pays to TCA under the Investment Advisory Agreement, as well as TCA’s profitability from services that TCA and its affiliates rendered to the Fund during the 12 month period ended June 30, 2017. In that regard, the Trustees considered the effect of an expense limitation agreement on TCA’s compensation and that TCA has contractually agreed to reimburse the Fund for operating expenses, as specified in the Funds’ prospectus. The Trustees also considered that while the management fees that TCA charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Fund, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), TCA has additional responsibilities with respect to the Fund in comparison to accounts and vehicles for which TCA receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Fund’s higher fee. The Trustees concluded that TCA’s service relationship with the Tortoise VIP MLP & Pipeline Portfolio has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar peer group. The Trustees noted:

●	Tortoise VIP MLP & Pipeline Portfolio. The Fund’s management fee was below the peer group average and median management fees and in the fourth percentile of the peer group. After the Fund’s expense reimbursements, the total expenses of the Fund were above the peer group average and median expenses. When the peer group was limited to comparably sized funds, the total expenses of the Fund were below the peer group average.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TCA’s advisory fee with respect to the Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted the assets in the Fund remained quite low. The Trustees considered that because of TCA’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, TCA continues to reimburse expenses for the Fund. The Trustees also noted the significant additional services that TCA provides to the Fund, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. The Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for the Fund as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with the Fund. The Trustees noted TCA does not utilize soft dollar arrangements with respect to portfolio transactions and that TCA does not use affiliated brokers to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that TCA incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that TCA may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that TCA does not receive additional material benefits from its relationship with the Fund.

20	Tortoise

2018 Semi-Annual Report | May 31, 2018

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	21

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 6, 2018

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 6, 2018

* Print the name and title of each signing officer under his or her signature.